AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT, dated as of May 7, 2015 (the “Amendment”) to the Promissory Note referred to below is entered into by and between, McKinley Enterprise, Inc. Profit Sharing Plan (the “Creditor”) and Jolley Marketing, Inc. (the “Debtor”).

WHEREAS, the parties entered into the Promissory Note on February 8, 2012 (the “Note”);

WHEREAS, the original maturity date of the Note was February 8, 2014.

WHEREAS, an amendment to the promissory note was made on November 3, 2014 to extend the maturity date to February 8, 2015.

WHEREAS, the parties hereto wish to amend the Note to extend the maturity date thereof.

NOW THEREFORE, in consideration of the receipt of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

MATURITY:  The maturity date of the Note is hereby extended to February 8, 2016.

EFFECTIVE DATE:  The effective date of this Amendment shall be May 7, 2015.

GENERAL PROVISIONS:

(a)

Except as amended hereby, the Note shall continue to be, and shall remain, in full force and effect.  This Amendment shall not, except as otherwise provided herein, be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note or (ii) to prejudice any right or rights which the parties may now have or may have in the future under or in connection with the Note, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b)

The terms of the Note are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed individually or by its officer thereunto duly authorized, as of the respective dates set forth below.

JOLLEY MARKETING, INC.

Date:  May 7, 2015

/s/  Steve White

By Steve White, President

McKINLEY ENTERPRISE, INC. PROFIT

            SHARING PLAN

Date:  May 7, 2015

/s/  David Namelka

By David Namelka, Trustee